UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 24, 2019

SEACOAST BANKING CORPORATION OF FLORIDA

(Exact Name of Registrant as Specified in Charter)

Florida	0-13660	59-2260678
(State or Other Jurisdiction of Incorporation)	(Commission File Number	(IRS Employer Identification No.)

815 Colorado Avenue, Stuart, FL	34994
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (772) 287-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SBCF	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 24, 2019, Seacoast Banking Corporation of Florida (the “Company”) held its 2019 Annual Meeting of Shareholders. Of the 51,416,944 shares of common stock of the Company outstanding as of the record date for the Annual Meeting, 46,818,559 shares were present at the meeting in person or by proxy. The final results of each of the proposals voted on by the Company’s shareholders are described below:

Proposal One – Elect Directors: To elect three incumbent Class II directors, and to elect one new Class II director. The vote for each director is as set forth below.

	Number of Shares
Nominee	Votes For	Votes Withheld	Broker Non-Votes
Dennis J. Arczynski	40,274,577	91,777	6,452,205
Maryann Goebel	39,935,231	431,123	6,452,205
Thomas E. Rossin	40,214,931	151,423	6,452,205
Robert J. Lipstein	40,277,845	88,509	6,452,205

The four nominees were each elected to the board by a plurality of the votes cast, as required by the Company’s bylaws.

Proposal Two – Ratification of Auditors: To ratify the appointment of Crowe LLP as independent auditors for the Company for the fiscal year ending December 31, 2019.

Votes For	Votes Against	Abstentions
46,658,990	73,895	85,674

The vote required to approve this proposal was the affirmative vote of a majority of the votes cast on the proposal. Accordingly, this proposal was approved.

Proposal Three – Advisory (Non-binding) Vote to Approve Compensation of Named Executive Officers: To hold an advisory vote to approve, on a non-binding basis, the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement.

Votes For	Votes Against	Abstentions	Broker Non-Votes
40,097,653	139,765	128,936	6,452,205

The vote required to approve this proposal was the affirmative vote of a majority of the votes cast on the proposal. Accordingly, this proposal was approved.

Proposal Four – Advisory (Non-binding) Vote on Frequency of Holding Future Advisory Votes on Executive Compensation of Named Executive Officers: To allow shareholders to vote on whether future votes on executive compensation should occur every year, every two years, or every three years.

One Year	Two Years	Three Years	Abstentions
38,103,020	37,622	2,077,583	148,129

The option of every “One Year” received the highest number of votes cast. The shareholders approved the recommendation of the Board that frequency of holding future advisory votes on executive compensation for named executive officers be held every “One Year”.

Accordingly, the next shareholder advisory (non-binding) vote on executive compensation of named executive officers will be held at the Company’s 2020 Annual Meeting of Shareholders. The Company will continue to hold annual advisory votes until the next required shareholder advisory (non-binding) vote regarding the frequency interval is held in six years at the Company’s 2025 Annual Meeting of Shareholders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEACOAST BANKING CORPORATION OF FLORIDA

	By:	/s/ Dennis S. Hudson, III
Dennis S. Hudson, III
Chairman and Chief Executive Officer

Date: May 29, 2019

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